Aristotle Value Equity Fund
Class I: ARSQX

A series of Investment Managers Series Trust

Supplement Dated August 31, 2016
To the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2016

Effective August 31, 2016, Aristotle Capital Management, LLC (the “Advisor”), the investment advisor to the Aristotle Value Equity Fund (the “Fund”), has contractually agreed to reduce the limit on the total annual fund operating expenses of the Fund, excluding certain expenses as described below, by 0.07%, to 0.78% of the average daily net assets of the Fund. The Advisor has also agreed to extend the term of the expense limitation agreement for the Fund through April 30, 2018.

Accordingly, effective August 31, 2016, the “Fees and Expenses of the Fund” table in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution (Rule 12b-1) fees	None
Other expenses[1]	1.71%
Total annual fund operating expenses	2.31%
Fees waived and/or expenses reimbursed[2]	(1.53%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	0.78%

[1]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ substantially from estimates.
[2]	The Value Equity Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.78% of the average daily net assets of Class I Shares of the Value Equity Fund. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Value Equity Fund’s Advisor is permitted to seek reimbursement from the Value Equity Fund, subject to certain limitations, of fees waived or payments made to the Value Equity Fund for a period ending three full fiscal years after the date of the waiver or payment.

In addition, the information under the heading “Example” in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Example
This example is intended to help you compare the cost of investing in the Value Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Value Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Value Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$80	$574

Further, the third and fourth sentences of the second paragraph under “Fund Expenses” on page 47 of the Fund’s Prospectus and beginning on page B-50 of the SAI are deleted in their entirety.

All additional references in the Fund’s Prospectus and Statement of Additional Information to the expenses limitation are revised as indicated above.

Please retain this Prospectus Supplement with your records.